UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):       January 8, 2008 (January 2, 2008)

Verso Technologies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22190	41-1484525
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

400 Galleria Parkway, Suite 200, Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (678) 589-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2008, Verso Technologies, Inc., a Minnesota corporation (the “Company”), entered into an indemnification agreement with E. Kenneth Greenwald, a director of the Company who was elected to serve as such by the Company’s shareholders at the Company’s Annual Meeting of Shareholders held on December 18, 2007.  The indemnification agreement entered into with Mr. Greenwald is the same form of indemnification agreement which the Company has entered into with each of its other directors (collectively, the “Indemnification Agreements”).  The Indemnification Agreements require that the Company, among other things, indemnify to the fullest extent permitted by applicable law the director signatory thereto (the “Signatory”) against liabilities that may arise by reason of the Signatory’s status as a director of the Company and advance any expenses incurred by the Signatory as a result of any proceedings against the Signatory as to which the Signatory may be indemnified pursuant to the Indemnification Agreement. The form of Indemnification Agreement was ratified by the Company’s shareholders at the Company’s 2001 Annual Meeting of Shareholders and is filed as Exhibit 99.1 to this Current Report.

Item 3.02	Unregistered Sales of Equity Securities.

On January  2, 2008, the Company issued an aggregate of 3,431,959 shares (the “Shares”) of the Company’s common stock, par value $.01 (the “Common Stock”), to the holders of the Company’s 6% Senior Unsecured Convertible Debentures issued on February 4, 2005 (the “Debentures”).  The Company issued the Shares pursuant to the terms of the Debentures in full satisfaction of its obligation to make the quarterly principal and interest payments in the amounts of $843,750.00 and $150,398.44, respectively, in respect of the Debentures which were otherwise required to be paid in cash. The Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.  The Company based such reliance upon representations made by the holders of the Debentures regarding their investment intent and sophistication, among other things.

Following the issuance of the Shares, the exercise price of the Series A Warrants to purchase shares of Common Stock issued by the Company on February 4, 2005 was reduced to $2.03 per share in accordance with the terms thereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 3, 2008, Amy L. Newmark resigned as a director of the Company.

Item 9.01	Financial Statements and Exhibits.

(a)            Financial Statements of Businesses Acquired. None.

(b)            Pro Forma Financial Information. None

(c)            Shell Company Transactions. None

(d)            Exhibits.

99.1	Form of Indemnification Agreement (incorporated by reference to Appendix F-1 to the Company’s Registration Statement on Form S-4/A filed on October 12, 2001 (File 333-62262)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

VERSO TECHNOLOGIES, INC.

By:	/s/ Martin D. Kidder
Martin D. Kidder, Chief Financial Officer

Dated:  January 8, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Form of Indemnification Agreement (incorporated by reference to Appendix F-1 to the Company’s Registration Statement on Form S-4/A filed on October 12, 2001 (File 333-62262)).